U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549




                                    FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                                 MAY 6, 2003
              Date of Report (Date of earliest event reported)


                         JACKSONVILLE BANCORP, INC.
            (Exact name of registrant as specified in its charter)


                                   FLORIDA
                 (State or other jurisdiction of incorporation)


                000-30248				59-3472981
            (Commission File Number)		      (IRS Employer
                                                       Identification No.)


        76 S. LAURA STREET, SUITE 104, JACKSONVILLE, FL   32202
	 (Address of principal executive offices)        (Zip Code)

                                (904) 421-3040
              Registrant's telephone number, including area code

Item 7.	Financial Statements and Exhibits
-----------------------------------------

	(c)		Exhibits.

	     99.1	Press Release dated May 6, 2003.

Item 9.	Regulation FD Disclosure
--------------------------------

On May 6, 2003, Jacksonville Bancorp, Inc. (the "Company") issued a press release announcing its earnings for first quarter
2003.  A copy of the press release is furnished as Exhibit 99.1.

The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12,
Disclosure of Results of Operations and Financial Condition.


                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       	JACKSONVILLE BANCORP, INC.
                	(Registrant)



Date:  May 12, 2003	By:/s/ Cheryl L. Whalen
			   -------------------------
			Cheryl L. Whalen, Corporate Secretary



                             EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------


99.1                    Press Release dated May 6, 2003 issued by
                        Jacksonville Bancorp, Inc.
